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                                                                   EXHIBIT 10.45

                                                          M A S T E R  L E A S E



                                                      MASTER LEASE NUMBER: 21147
                                                MASTER LEASE DATE: July 25, 2001

  -  645 N. MICHIGAN AVE., SUITE 800 - CHICAGO - IL - 60611
  -  800-236-7474 - FACSIMILE: 312-280-9060
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
 Lessee
 PHARMCHEM, INC.
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 Street                                 City                             State   County        Postal Code
 4600 Beach Street                      Haltom City                      TX      Tarrant       76137
 -----------------------------------------------------------------------------------------------------------------

This MASTER LEASE is executed by and between FIRST AMERICAN COMMERCIAL BANCORP, INC. an Illinois Corporation ("Lessor"), with its offices at 645 N. Michigan Ave., Suite 800, Chicago, IL 60611, and PHARMCHEM, INC. a Delaware Corporation with its principal office at the address referenced above ("Lessee"). The parties agree as follows:

1. AGREEMENT/LEASE. Lessee hereby leases from Lessor the hardware, software and/or other personal property (the "Equipment") listed on each Equipment Schedule executed from time to time pursuant to this Master Lease. Each Equipment Schedule shall incorporate all of the terms and conditions of this Master Lease, and shall contain such additional terms and conditions as Lessor and Lessee shall agree, and shall constitute a separate lease obligation of Lessee (the "Lease").

2. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee hereby represents, warrants and covenants that, with respect to this Master Lease and each Lease and related Equipment Schedule executed hereunder: (i) The execution, delivery and performance by Lessee of this Master Lease and of each Lease and Equipment Schedule have been or as of the date of execution will have been, duly authorized by all necessary corporate or other required action of Lessee; (ii) the individual executing such documents on Lessee's behalf was duly authorized to do so; (iii) the Master Lease and each Lease constitute legal, valid and binding agreements of Lessee enforceable in accordance with their respective terms; (iv) the Equipment is personal property and when placed in use by Lessee will not be or become fixtures under applicable law; (v) any financial statements furnished by Lessee to Lessor are, or as of the date of delivery will be, accurate and complete in all material respects and accurately reflect Lessee's financial condition on the dates and for the periods covered thereby. Unless Lessee has advised Lessor to the contrary, each such financial statement will be prepared in accordance with generally accepted accounting principles applied on a consistent basis; (vi) Lessee is not, and during the Lease Term and any extension or renewal thereof will not be, in breach or default of any material term of any loan agreement or other agreement concerning Lessee's primary line of credit or similar loan facility with any bank or other financial institution. Each of the foregoing representations, warranties and covenants shall be deemed reaffirmed as of the date of execution of each Equipment Schedule.

3. UNIFORM COMMERCIAL CODE ACKNOWLEDGMENT. Lessee acknowledges that it has received and approved any written "Supply Contract" covering the Equipment purchased from the Supplier for lease and Lessor has informed or advised Lessee, either previously or by this Lease, of the following: (i) the identity of the Supplier, (ii) that Lessee may have rights under the Supply Contract, and (iii) that Lessee may contact the Supplier for a description of any such rights. This lease is a "Finance Lease." (The terms "Finance Lease", "Supply Contract" and "Supplier" as used in this Lease have the meanings only as ascribed to them in
Article 2A of the Uniform Commercial Code and have no effect on any tax or accounting treatment of the Lease). This provision shall survive termination of the Lease.

4. AUTHORIZATION DATE AND LEASE DURATION. This Master Lease shall be effective and binding upon the Lessee and Lessor when signed by both parties. Each individual Lease shall be effective and binding upon the Lessee and Lessor when both parties have signed the related Equipment Schedule. Each individual Lease commences and rent is due beginning on the date that Lessee certifies in writing to Lessor that all of the Equipment has been received and accepted by Lessee ("Authorization Date"). Unless and until Lessee provides such written authorization, Lessor will not disburse payment to suppliers. The term of each Lease shall commence on the first day of the month following the Authorization Date set forth in the Delivery Order and Acceptance Certificate for that Equipment Schedule, and shall continue for the period set forth in the Equipment Schedule ("Lease Term"). Lessee has the right to use the Equipment at the specific locations specified in the Lease throughout the duration of the Lease in accordance with the provisions of this Lease. Each Lease shall remain in force until the expiration of the Lease Term. All other terms of the Lease shall remain in full force and effect during the Extended Term.

5. RENT AND PAYMENT. The rent amount payable is shown on the Equipment Schedule. ALL RENTS SHALL BE PAID WITHOUT NOTICE OR DEMAND AND WITHOUT ABATEMENT, DEDUCTION OR SETOFF AGAINST LESSOR OR ANY ASSIGNEE OF LESSOR (OR ANY SECURED PARTY) OF ANY AMOUNTS WHATSOEVER. THE OPERATION AND USE OF THE EQUIPMENT IS SOLELY AT THE RISK OF LESSEE AND THE OBLIGATION OF LESSEE TO PAY RENT UNDER THE LEASE SHALL BE ABSOLUTE AND UNCONDITIONAL. Rents shall be paid to Lessor at the address specified above unless otherwise instructed by Lessor or its assignee. The monthly rent is due to Lessor, in advance, for each month or portion of a month beginning on the Authorization Date and continuing for each month that the Lease is in effect. Rent for portions of a month is based on a daily rental equal to one-thirtieth of the monthly rent. Lessor intends to invoice Lessee at least fifteen days prior to each Rent Payment Date, but Lessor's failure to provide an invoice or any other notice to Lessee relating to any Rent Payment Date shall not in any way relieve or defer Lessee's obligation to pay Rent on the Rent Payment Date. Each Lease constitutes a net lease, it being the intention of the parties that all costs, expenses and liabilities associated with the Equipment or its Lease shall be borne by the Lessee.

6. RIGHT TO INSPECTION. Lessor may, during reasonable business hours, enter upon any premises where the Equipment is located to confirm compliance with the terms of the Lease. The Equipment shall be kept at the address designated in each Equipment Schedule and shall not be removed therefrom without the prior written consent of Lessor. Lessor may require plates or markings to be affixed to or placed on the Equipment indicating the Lessor's ownership of the Equipment.

7. NO WARRANTIES: Lessee selected the Equipment and represents that all the Equipment is suitable for Lessee's purposes. LESSOR IS NOT THE MANUFACTURER, DEVELOPER, PUBLISHER, DISTRIBUTOR, LICENSOR OR "SUPPLIER" OF THE EQUIPMENT AND LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, VALUE, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR THE MATERIAL OR WORKMANSHIP THEREOF OR AGAINST INTERFERENCE BY LICENSORS OR OTHER THIRD PARTIES, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS SHALL BE BORNE BY THE LESSEE. If Lessee has any claims regarding the Equipment, or any other matter arising from Lessee's relationship with the Supplier, Lessee must make such claims directly against the Supplier. Lessor assigns to Lessee during the term of the Lease any warranty rights it may have received from the Supplier as a result of Lessor's purchase of the Equipment. The provisions in this section shall survive termination of the Lease.

8. USE, OPERATION AND MAINTENANCE OF THE EQUIPMENT. Lessee, at its own expense, will provide a suitable place for the operation of the Equipment, and will keep in force for the duration of the Lease the best standard Supplier's maintenance agreement(s) which will cause Supplier(s) to make all the necessary repairs, adjustments, and replacements in accordance with such maintenance agreement(s) and entitle Lessee (through Lessor, if necessary) to obtain available enhancements, updates, upgrades and changes.

9. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR: If Lessee fails to perform any of its obligations under this Lease, Lessor may, at its sole option, perform them without waiving Lessee's default. Any amount paid by Lessor, and any expense (including reasonable attorneys' fees) or any other liability incurred by Lessor as a result of its performance of Lessee's obligations will be payable by Lessee to Lessor upon demand.


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10. FURTHER ASSURANCES AND NOTICES. Lessee agrees to sign and provide any documents which Lessor deems necessary for confirmation, assignment and assurance of performance by Lessee of its obligations under the Lease or for perfection of this Lease and the Equipment including, but not limited to, the signing and filing of Uniform Commercial Code (UCC) Financing Statements (which Lessee agrees may be signed by Lessor or its agent on Lessee's behalf). Lessee authorizes Lessor to insert applicable dates as necessary to complete all documentation for the Lease. Prior to Lessor's acceptance of the Lease, and for the duration of the Lease, Lessee agrees to promptly provide Lessor with all credit information reasonably requested by Lessor including, but not limited to, comparative audited financial statements for the most current annual and unaudited for interim reporting periods. Lessee's failure to provide such information to Lessor, within ten business days of such request, is an Event of Default under the Lease. ALL NOTICES TO LESSOR MUST BE IN WRITING AND SENT VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESS SHOWN ABOVE OR SUCH OTHER ADDRESS AS TO WHICH LESSEE HAS BEEN NOTIFIED IN WRITING. Lessee agrees to do or perform such further acts and to execute and deliver such additional certificates, instruments and other documents to effect the purposes of this Master Lease and any Lease hereunder, to complete and evidence the transactions contemplated hereby, or to protect the title, interest and rights of Lessor, or any Assignee or Secured Party, in any Equipment or in any Lease. Lessee shall, at Lessor's request, promptly provide Lessor with certified resolutions with respect to the transactions contemplated hereby and such other matters, and shall also supply such other documents as Lessor may reasonably request. Lessee's signing of this Lease constitutes a firm offer. In consideration of Lessor's time and effort in reviewing and acting on the offer, Lessee agrees that its offer is irrevocable for twenty business days after Lessor's receipt of the offer and all credit information requested by Lessor. Lessor's signing of this Lease, including the Equipment Schedule, constitutes acceptance of Lessee's offer.

11. UCC FILINGS. Lessee authorizes Lessor to file (a) financing statement(s) with respect to the Equipment signed only by the Lessor or its agent where permitted by the Uniform Commercial Code or other applicable law. Lessee hereby appoints Lessor and its agent(s) as Lessee's attorney-in-fact to execute such financing statement(s) on Lessee's behalf and to do all acts or things that Lessor may deem necessary to protect Lessor's title and interest hereunder. Lessee and Lessor further agree that a carbon, photographic or other reproduction of this Master Lease or any Equipment Schedule hereunder may be filed as a financing statement and shall be sufficient as a financing statement under the Uniform Commercial Code or other applicable law. It is the intent of the parties that this is a true lease, and the filing of a financing statement under the Uniform Commercial Code or other applicable law shall not be construed as evidence that any security interest was intended to be created, but only to give public notice of Lessor's ownership of the Equipment. If this Master Lease or any Equipment Schedule hereunder is deemed at any time to be one intended as security, then Lessee grants Lessor a security interest in the Equipment and the proceeds from the sale, lease or other disposition of the Equipment. Lessee agrees to pay lessor a fee of $182.50 to reimburse Lessor's expenses for preparing such financing statements and for Lessor's other documentation costs. If the Equipment is located in more than one location, Lessee shall pay Lessor an additional fee of $145.00 for each additional location.

12. SECURITY DEPOSIT. Lessor shall retain any security deposit set forth on each Equipment Schedule as security for the performance by Lessee of its obligations under the appropriate Lease. Any security deposit so taken shall be non-interest bearing. Lessor may, but shall not be obligated to, apply any security deposit to cure any Lease Default hereunder, in which event Lessee shall promptly restore any amount so applied. If Lessee is not in default in any of Lessee's obligations hereunder, any security deposit will be returned to Lessee at the termination of the Lease. Lessee hereby grants to Lessor a security interest in the cash comprising the security deposit from time to time together with the proceeds thereof to secure the prompt performance as and when due of all obligations of Lessee now or hereafter required hereunder.

13. DEFAULT. An Event of Default shall occur if: (a) Lessee or any guarantor fails to pay any rent or other payment under the Lease when due and the failure continues for five days after written notice to Lessee, (b) Lessee or any guarantor fails to perform or observe any of the covenants or obligations in this Lease other than Lessee's rental obligations, and such failure is not cured within ten days after written notice has been provided to Lessee, (c) Lessee or any guarantor makes an assignment for the benefit of its creditors, files any petition or takes any action under any bankruptcy, reorganization or insolvency laws, (d) an involuntary petition is filed under any bankruptcy statute against Lessee or any guarantor, or any receiver, trustee or custodian is appointed to take possession of Lessee's or any guarantor's property, unless such petition or appointment is set aside or withdrawn within sixty days of said filing or appointment, (e) Lessee or any guarantor attempts to, or does, remove, transfer, sell, sublicense, encumber, part with possession of, or sublet any of the Equipment, (f) Lessee or any guarantor attempts to assign or transfer this Lease or its interest under the Lease or moves any of the Equipment from the location(s) set forth on the Equipment Schedule without Lessor's prior written consent, (g) Lessee or any guarantor undergoes a sale, buyout, change in control, or change in ownership of any type, form or manner which, as judged solely by Lessor in good faith, results in a material deterioration in Lessee's creditworthiness, or (h) any certificate, statement, representation or warranty provided by the Lessee or any guarantor proves to be false in any material respect. Whenever any amount due under the Lease is not received by Lessor or its assignee when due, Lessee shall pay a delinquency charge equal to five percent of the amount then due (or the maximum rate allowed by law) for the month in which the amount is due and again for each month that the amount remains unpaid.

14. REMEDIES. Upon an Event of Default, Lessor may exercise, at its sole option, any one or more of the remedies permitted by law, including but not limited to the following: (a) through legal action, enforce performance by Lessee of the applicable covenants and obligations of this Lease or recover damages for the breach of those covenants or obligations, (b) terminate or cancel the Lease and Lessee's rights under the Lease, (c) by notice in writing to Lessee, recover all amounts due on or before the date Lessor declared this Lease to be in default, plus, as liquidated damages for the loss of a bargain and not as a penalty, accelerate and declare to be immediately due and payable the present value of all rentals discounted at 6% per annum plus all other sums payable under the Lease without any presentment, demand, protest or further notice (all of which are hereby expressly waived by Lessee), at which time the same shall become immediately due and payable, and (d) take immediate possession of the Equipment, or any part of the Equipment, from Lessee free from claims by Lessee. Interest on all accelerated, unpaid balances shall accrue at the lesser of: i) 1.5% per month, or ii) the maximum rate allowed by law. In the case where the Equipment includes Software, it is agreed that Lessee's unauthorized use, disclosure, or transfer of the Software will cause Lessor significant damages which, at the time the parties enter the Lease, are impossible to quantify or predict. Therefore, if Lessee is found to be using (in any manner) all or any portion of the Software after the termination of this Lease, or after an Event of Default under the Lease, or if Supplier terminates a license of Lessee's right to use the Software for an alleged breach of the use, disclosure or transfer restrictions imposed on Lessee, the parties hereby agree that liquidated damages shall be payable immediately by Lessee to Lessor in an amount which is equal to two times the amount paid by Lessor for the Software. The exercise of any of the foregoing remedies by Lessor will not constitute a termination or cancellation of this Lease unless Lessor so notifies Lessee in writing. If Lessor repossesses the Equipment, Lessor may rent or sell the Equipment in such a manner and at such times as Lessor may determine and without notice to Lessee. In the event Lessor rents the Equipment, any rentals received by Lessor for the remaining Term(s) of the individual Lease shall be applied to the payment of: (1) all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in enforcing its remedies under the Lease, (2) the rentals accrued under this Lease, but unpaid up to the time of such rental, (3) any and all other sums, other than rentals, owing to Lessor by Lessee under the Lease, and (4) the stipulated value as would be determined in the event of a Casualty Occurrence (as defined in the Casualty Schedule) as of the date of the rental. Lessor shall retain all rentals received by Lessor for the period commencing after the remaining Term(s). Lessee will remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (1), (2), (3) and (4) above exceed the aggregate rentals received by Lessor under such agreements for the remaining Term(s) applicable to the Equipment covered by such agreements. In the event that Lessor sells the Equipment, the proceeds will be applied to the sum of: (1) all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in enforcing its remedies under this Lease and in disposing of the Equipment, (2) the rentals accrued under this Lease, but unpaid up to the time of such disposition, (3) any and all other sums other than rentals owing to Lessor by Lessee under the Lease, and (4) the stipulated value as would be determined in the event of a Casualty Occurrence (as defined in the Casualty Schedule) on the date of the Equipment disposition. The remaining balance of such proceeds, if any, will be



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applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages (as set forth in (c) above), and any remaining amounts will be retained by Lessor. Lessee will remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (1) through (4) above exceeds the proceeds received by Lessor in connection with the disposition of the Equipment. Lessor's remedies under this Lease shall not be deemed exclusive. Waiver of any default or breach of this Lease shall not be construed as a waiver of subsequent or continuing defaults or breaches.

15. INDEMNITY. Lessee assumes liability for and agrees at its own expense to indemnify and defend Lessor, its employees, officers, directors, its assigns and any secured party, from and against any and all claims, liabilities, losses, damages, and expenses (including legal expenses) of every kind or nature (including, without limitation, claims based upon strict liability) arising out of or in connection with (i) the Lease, including but not limited to any Event of Default, and (ii) the ownership, selection, possession, leasing, operation, use, maintenance, and transportation of the Equipment (including latent and other defects, whether or not discoverable by Lessee or Lessor), and (iii) any claim for patent, trademark or copyright infringement, and (iv) any claim relating to any interruptions of service, loss of business or consequential damages. These indemnities and assumptions shall survive termination of the lease.

16. ASSIGNMENT OF THE LEASE AND/OR EQUIPMENT. LESSOR MAY ASSIGN ANY OF ITS RIGHTS IN THE LEASE AND/OR THE EQUIPMENT TO AN ASSIGNEE ("ASSIGNEE"). LESSEE HEREBY CONSENTS TO SUCH ASSIGNMENT AND FURTHER AGREES AS FOLLOWS: (1) ASSIGNEE DOES NOT ASSUME ANY OF THE OBLIGATIONS OF LESSOR UNDER THE LEASE, (2) TO PAY ALL ASSIGNED MONIES DUE UNDER THE LEASE UNCONDITIONALLY, WITHOUT OFFSET, AND LESSEE FURTHER AGREES THAT SUCH MONIES SHALL BE PAYABLE NOTWITHSTANDING ANY DEFENSE OR COUNTERCLAIM WHATSOEVER WHETHER BY REASON OF BREACH OF THE LEASE, THE EXERCISE OF ANY RIGHT HEREUNDER, OR OTHERWISE, WHICH LESSEE MAY NOW OR HEREAFTER HAVE AGAINST LESSOR (LESSEE RESERVES ITS RIGHT TO HAVE RECOURSE DIRECTLY AGAINST LESSOR ON ACCOUNT OF ANY SUCH DEFENSE OR COUNTERCLAIM), (3) TO PROVIDE LESSOR WITH A COPY OF ANY NOTICES SENT BY LESSEE TO ASSIGNEE UNDER THE LEASE, (4) THAT SUBJECT TO, AND WITHOUT IMPAIRMENT OF, LESSEE'S LEASEHOLD RIGHTS IN AND TO THE EQUIPMENT COVERED UNDER THE LEASE, LESSEE SHALL HOLD SAID EQUIPMENT AND THE POSSESSION THEREOF FOR THE ASSIGNEE TO THE EXTENT OF THE ASSIGNEE'S RIGHTS THEREIN, AND (5) SUCH ASSIGNMENT DOES NOT CHANGE LESSEE'S OBLIGATIONS UNDER THIS LEASE, NOR DOES IT INCREASE THE BURDEN AND RISKS IMPOSED ON LESSEE. WITHOUT PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN THIS LEASE OR ITS INTEREST IN THE LEASE IN ANY FORM OR MANNER INCLUDING, BUT NOT LIMITED TO, AN ASSIGNMENT DUE TO A SALE, MERGER, LIQUIDATION, SUBLEASE, LEVERAGED BUYOUT, CHANGE OF OWNERSHIP OR CHANGE IN CONTROL.

17. DISPUTE RESOLUTION. THIS MASTER LEASE HAS BEEN, AND EACH EQUIPMENT SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND, EXCEPT FOR LOCAL FILING REQUIREMENTS, SHALL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (EXCLUSIVE OF PRINCIPLES OF CONFLICT OF LAWS). LESSEE HEREBY CONSENTS TO AND AGREES THAT PERSONAL JURISDICTION OVER LESSEE AND SUBJECT MATTER JURISDICTION OVER THE EQUIPMENT SHALL BE WITH THE COURTS OF COOK COUNTY, ILLINOIS WITH RESPECT TO ANY PROVISION OF THIS LEASE HEREUNDER. LESSEE AGREES TO WAIVE ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS LEASE. If any party to this Lease brings any action to enforce any of the terms, or to recover for any breach, then the prevailing party is entitled to recover from the other party reasonable attorneys' fees and costs, including all costs of collection (including judgment enforcement and collection costs).

18. OWNERSHIP OF THE EQUIPMENT. The Equipment is, and shall remain, the personal property of Lessor. Lessor at all times retains ownership, title and/or control over Lessee's right to use the Equipment in accordance with the terms of the Lease. Lessee shall protect and defend, at its own expense, Lessor's title and/or rights in the Equipment against all claims and liens and shall keep the Equipment free and clear of all such claims and liens. To the extent Software subject to this Lease may also be the subject of a license agreement between the Supplier and Lessee, Lessee acknowledges that the license to use the Software is being provided to Lessee solely because of payments made by Lessor to the Supplier and, accordingly, Lessee agrees that Lessor has an interest in the Software license. Lessee agrees that if it or any of its affiliates receives anything of value from the Supplier (including without limitation, a trade-in, substitution, discount or upgrade allowance) other than Lessee's rights to use the Software reflected on the Equipment Schedule for the duration of the Lease, Lessee will advise Lessor and pay to Lessor an amount equal to such additional value obtained by Lessee. Lessee agrees that it will not surrender, transfer or modify the license agreement without first obtaining the written consent of Lessor.

19. ADDITIONS AND MODIFICATIONS TO THE EQUIPMENT. All additions and modifications to the Equipment become a part of the Equipment and are owned by Lessor. Software, as described on any Equipment Schedule(s), includes all after acquired updates, revisions, upgrades, new versions, enhancements, modifications, derivative works, maintenance fixes, translations, adaptations, and copies of the foregoing or of the original version of the Software whether obtained from the Supplier, licensor or from any source whatsoever, and references in this Lease to Software will be interpreted as references to any and all of the foregoing. All additions and modifications to the Equipment must be free and clear of any liens or rights of other parties.

20. RETURN OF EQUIPMENT. If Lessee elects to return the Equipment as provided for in the Lease, Lessee will discontinue the use of the Equipment, pay to Lessor an inspection, refurbishment and restocking fee equal to three percent of the Equipment's original cost, and immediately, at its own expense, ship the Equipment, with all manuals, cables and other materials as originally furnished by Supplier, to a location within the United States in accordance with the Equipment return instructions provided by Lessor. Unless the Equipment is returned to Lessor on time and in Eligible Condition (as defined below), the Lease shall continue and Lessee shall continue to be obligated to pay Rent and all other amounts payable to Lessor under the Lease and otherwise perform all of its obligations thereunder, until such time as Lessee causes the Equipment to be in Eligible Condition, or Lessor elects to terminate the Lease in its sole discretion. The Equipment shall be in "Eligible Condition" upon its return to Lessor if each of the following conditions is satisfied: (i) the Equipment is in good working order (normal wear and tear excepted) and is capable of performing all functions that such Equipment could perform when delivered to Lessee; (ii) the Equipment as returned includes (a) all engineering modifications, (b) hardware upgrades, and (c) other alterations required by the manufacturer for maintenance eligibility during the term of the Lease; and (iii) if maintenance of the Equipment has been provided under a service contract, the Equipment is certified as eligible for a service contract by the manufacturer of the Equipment or by a service organization satisfactory to Lessor. Lessee shall arrange for and pay for such inspection and repairs or modifications as are required to cause the Equipment to be in Eligible Condition. In the case of Software, Lessee will destroy all intangible Software items, and deliver to Lessor all tangible items constituting Software. At Lessor's request, Lessee will also certify in a written form acceptable to Lessor that: (i) all tangible Software has been delivered to Lessor, (ii) all intangible records have been destroyed, (iii) Lessee has not retained the Software in any form, (iv) Lessee will not use the Software after termination, and (v) Lessee has not received from Supplier(s) anything of value relating to or in exchange for Lessee's use, rental or possession of the Software during the duration of the Lease (including a trade-in, substitution or upgrade allowance). Until Lessee has complied with all of the requirements of this Section, rent payment obligations will continue from month to month at the rental rate delineated on the Equipment Schedule.

21. INSURING THE EQUIPMENT. While the Equipment is in transit and for the duration of the Lease, Lessee, at its own expense, shall maintain (i) comprehensive public liability insurance (naming Lessor or its assigns as additional insured) for bodily injury and property damage resulting from the maintenance, use or transportation of the Equipment, and (ii) property and casualty insurance (naming Lessor and/or its assigns as sole loss payee) covering all risks of loss or damage to the Equipment from any cause whatsoever, including, without limitation, fire and theft. All insurance will be from (an) insurer(s) and in a form and amount satisfactory to Lessor. Lessee shall deliver to Lessor the original policies or certificates of such insurance (and each renewal or replacement thereof) and evidence of the payment of the premiums for such insurance policies. All policies will provide that no cancellation or material modification of such insurance shall be effective without thirty days prior written notice to Lessor.

22. RISK OF LOSS TO THE EQUIPMENT. In the event of a Casualty Occurrence as to any Equipment, Lessee will immediately inform Lessor in writing. On the next succeeding rental payment date, Lessee will either: (i) replace the Equipment with like-kind Equipment, free and clear of any liens or rights of other parties, acceptable to Lessor or Lessor's assignee, and continue to pay all rentals without interruption as they come due, or (ii) pay to Lessor all past due rentals and other amounts then late or due and at an amount equal to the stipulated value as determined by the Casualty Schedule annexed to the Lease ("Stipulated Value"). When Lessee makes this payment to Lessor, the rentals cease to accrue and the Lease with respect to that Equipment Schedule ends. A Casualty Occurrence occurs if, for any reason whatsoever, any of the Equipment is lost, stolen, requisitioned, taken, confiscated, destroyed or irreparably damaged by any cause whatsoever. In the case of Software, the erasure, inoperability or other incapacity of the Software triggered by a preprogrammed termination or limiting design or routine embedded in the Software is also deemed a Casualty Occurrence. While the Equipment is in transit and throughout the duration of the Lease, Lessee assumes all responsibility for loss or damage or other Casualty Occurrence, as defined herein, to the Equipment and shall hold Lessor harmless. Insurance proceeds received by Lessor as a result of a Casualty Occurrence will be applied to reduce Lessee's obligation to pay the Stipulated Value.

23. TAXES ON THE EQUIPMENT. All fees, assessments and taxes (except those based upon the net income of Lessor) which may now or hereafter become due or are imposed upon the ownership, sale, possession and/or use of the Equipment are to be paid by Lessee. Lessee authorizes Lessor to add to the amount of each Lease Payment, any sales, use or leasing tax that may be imposed on or measured by the Equipment cost or such Lease Payment. While Lessee will be responsible for payment of all personal property taxes, Lessor will file personal property tax returns. Lessor is not responsible for contesting any valuation of, or tax imposed on, the Equipment (but may do so strictly as an accommodation to Lessee) and will not be liable or accountable to Lessee therefor. Lessor retains any and all federal and state tax credits or benefits relating to the Equipment.

24. MISCELLANEOUS. By Lessee's execution of this Master Lease or any Equipment Schedule hereunder, Lessee assigns to Lessor any and all rights Lessee may have under any purchase order(s) issued by Lessee in regard to the Equipment. Lessee hereby warrants and represents that the Equipment will be used for business purposes, and not for personal, family or household purposes. Lessee acknowledges that Lessor has relied upon this representation in entering into this Master Lease and any Equipment Schedule hereunder. All agreements, representations and warranties contained in this Master Lease, or in any document or certificate delivered pursuant to or in connection with this Master Lease, shall expressly survive the termination of this Master Lease or any Equipment Schedule. If any provision of this Master Lease is determined by competent authority to be unenforceable, such determination shall not invalidate the remaining provisions of the Master Lease. Any such unenforceability in any jurisdiction shall not render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. Time is of the essence of this Master Lease and each provision thereof.

                                 * * * * * * * *

TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES THE FOLLOWING RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY LAW: (A) THE RIGHT TO CANCEL OR TERMINATE THIS LEASE, (B) THE RIGHT TO REJECT THE EQUIPMENT, (C) THE RIGHT TO REVOKE ACCEPTANCE OF THE EQUIPMENT, (D) THE RIGHT TO RECOVER DAMAGES FROM LESSOR FOR ANY BREACH OF WARRANTY, (E) THE RIGHT TO RECOVER ANY GENERAL, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER (F) THE RIGHT TO GRANT A SECURITY INTEREST IN THE EQUIPMENT IN LESSEE'S POSSESSION AND CONTROL FOR ANY REASON, (G) THE RIGHT TO "COVER" BY MAKING ANY PURCHASE OR LEASES OF OR CONTRACT TO PURCHASE OR LEASE EQUIPMENT IN SUBSTITUTION FOR THOSE DUE FROM LESSOR AND (H) THE RIGHT TO SPECIFIC PERFORMANCE, REPLEVIN, DETINUE, SEQUESTRATION, CLAIM AND DELIVERY OR THE LIKE FOR THE EQUIPMENT SUBJECT TO THIS LEASE. EACH LEASE SHALL REMAIN IN FORCE UNTIL THE EXPIRATION OF THE LEASE TERM. ALL OTHER TERMS OF THE LEASE SHALL REMAIN IN FULL FORCE AND EFFECT DURING THE EXTENDED TERM.

THIS LEASE AND THE APPLICABLE EQUIPMENT SCHEDULE(S) CONTAIN THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THE LEASE CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATION SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF LESSOR. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON BY, OR BE BINDING ON, THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF LESSEE AND LESSOR.


ACCEPTED BY:
--------------------------------------------------------------------------------
Lessee
PHARMCHEM, INC.
--------------------------------------------------------------------------------
By

/S/ DAVID A. LATTANZIO
--------------------------------------------------------------------------------
Name
David A. Lattanzio
--------------------------------------------------------------------------------


This Lease is subject to acceptance by Lessor's Finance Committee. BY SIGNING BELOW, THE SIGNER CERTIFIES THAT HE OR SHE HAS READ THIS MASTER LEASE AGREEMENT, INCLUDING ALL ATTACHED PAGES, FRONT AND BACK, HAS HAD AN OPPORTUNITY TO DISCUSS ITS TERMS WITH LESSOR AND IS AUTHORIZED TO SIGN ON BEHALF OF LESSEE. Until an authorized signer of Lessor has signed this Lease, it will constitute a firm offer by Lessee.

ACCEPTED BY:                                         ACCEPTED BY:
-------------------------------------------------------------------------------------------------------------
Lessee                                               Lessor
PHARMCHEM, INC.                                      FIRST AMERICAN COMMERCIAL BANCORP, INC.
-------------------------------------------------------------------------------------------------------------
By                                                   By
/S/ DAVID A. LATTANZIO                               /S/ LORI DENNIS
-------------------------------------------------------------------------------------------------------------
Name                                                 Name
David A. Lattanzio                                   Lori Dennis
-------------------------------------------------------------------------------------------------------------
Title                           Date                 Title                         Date
Chief Financial Officer         July 19, 2001        Assistant Vice President      July 25, 2001
-------------------------------------------------------------------------------------------------------------

July 23, 2001


David A. Lattanzio
PHARMCHEM, INC.
4600 Beach Street
Haltom City, TX  76137


This Letter Agreement is supplemental to and made a part of the Master Lease No. 21147 dated July 25, 2001, and the Equipment Schedule(s), and the other related documents under the Master Lease and Equipment Schedule (together forming the "Agreement"). The parties to the Agreement include PHARMCHEM, INC. ("Lessee") and FIRST AMERICAN COMMERCIAL BANCORP, INC. ("Lessor").

Capitalized terms used in this Letter Agreement without definition shall have the meanings set forth in the Master Lease, unless the context hereof otherwise specifically requires. This Letter Agreement is to be construed as supplemental to, and part of, the Agreement. In the event of any inconsistency between the Master Lease and this Letter Agreement, the terms and provisions of this Letter Agreement shall prevail.

Notwithstanding the terms and conditions contained in the Agreement, and to the limited extent hereof, the parties hereby agree that the Agreement is revised as follows:


MASTER LEASE, SECTION 23, TAXES ON THE EQUIPMENT

While Lessee will be responsible for payment of all personal property taxes, Lessor will file personal property tax returns.

Lessee hereby represents and warrants to Lessor that all state and local Sales and Use taxes have been paid on all Equipment relating to above referenced Agreement. Consistent with said representation and warranty, Lessee has instructed Lessor not to remit any sales or use taxes to with the above referenced transaction. Lessee hereby indemnifies Lessor (and any assignee of Lessor) without limitation as to cost, against any claim made by any state or local governmental body, state or local agency, or any other taxing entity, relating to sales or use taxes due in connection with: i) Lessee's acquisition of the Equipment, or ii) Lessee's possession of the Equipment, or iii) Lessee's use of the Equipment. This indemnification includes, but is not limited to, all:
i) taxes, ii) assessments, iii) late fees, iv) interest, v) penalties, vi) court costs, vii) attorney's fees, and viii) all other amounts due to any party (together the "Sales and Use Taxes"). Upon receipt of an invoice from Lessor for Sales and Use Taxes, Lessee shall promptly pay to Lessor such amounts, in full, within ten business days of receipt of invoice.


EQUIPMENT SCHEDULE NO. 1.

The Equipment Schedule, Delivery Order and Acceptance Certificate and Notice of Assignment and Acknowledgement of Notice are hereby amended by deleting all occurrences of the number "$17,113.29" and replacing same with the number "$15,694.50".



                                                             By /S/ DAL DAL
                                                               -----------------
                                                             By /S/ LMD LMD
                                                               -----------------

       EQUIPMENT SCHEDULE NO. 2.

       The following equipment on Exhibit A is hereby amended by replacing the equipment location of "1505-A O'Brien Drive Menlo Park, CA 94025" with "4600 Beach Street Haltom City, TX 76137".

  QUANTITY DESCRIPTION                                             SERIAL NUMBER
--------------------------------------------------------------------------------
        1 Cisco Catalyst 6509 Chassis w/ 1300W AC Power Supply
        1 Cisco Catalyst 6000 1300W 2nd Power Supply
        1 Cisco Catalyst 6000 Supervisor Engine 1, Enhanced QoS.2GE
        1 Cisco Catalyst 6000 48 Port 10/100 RJ 45 Module
        1 Freight
        1 Sales Tax

       The following equipment on Exhibit A is hereby amended by replacing the equipment location of "1505-A O'Brien Drive Menlo Park, CA 94025" with "7610 Pebble Dr. Fort Worth, TX 76118".

  QUANTITY DESCRIPTION                                             SERIAL NUMBER
--------------------------------------------------------------------------------
        1 Freight
        1 Sales Tax
        1 HP-H1170A(003) 3 Day
        1 AG-7683A Tower G2613A
        1 AG-5973N Diff w/Ion GGE
        1 AG-7683A Tray G2614A
        1 AG-G1701CA MS SW C.00.00
        1 HP-H2146A GC/MS Disposal
        1 AG-6890+
        2 AG-7683A Tower G2613A
        2 AG-7683A Tray G2614A
        2 AG-5973N Diff w/Ion GGE
        1 HP-G1711CA License (Qty5)
        1 HP-G1711CA License (Qty5)
        1 AG-6890N+, (SS)(002201306500018)
        1 AG-6890N+, (SS)(002201306500018)
        6 Dell 866Mhz/133 GX110 Mini Tower, 4MB,Int Vid, Int 10/100 NIC w/RWU,
          Sound, 256K Cache with the following specifications: Quietkey Spacersaver 104-Key Keyboard, GX100/110/115, Microsoft Intellimouse (PS/2GX100/110/115, Dell Mouse Pad, harmon/kardon Speakers, GX100/110, 20/48X CD-Rom, GX110 Mid-Desktop and Mini Tower, OptiPlex Resource CD, Integrated Sound Blaster, Compatible with AC97 Audio, No monitor selected, 3.5, 1.44MB Floppy Drive, GX100/110/115 Mid-Desktop Mini-Tower, 10GB, 7200 RPM, EIDE, Hard Drive, GX110/GX200/GX300 Mini Tower, Resolution Assistance for Dell OptiPlex, Factory Install, Windows 2000,SP1, NTFS, CD, English, Expansion Riser for GX100/110MT System, 5PCI Slots, Integrated 10/100 3Com Remote Wake-up NIC, Optiplex, GX200/300, 256MB, NonECC, 100MHz SDram, 1Dimm, GX100/110, Type 3 Contract-Next Business Day Parts & Labor on-site response Initial Year and 2Yr Extended, DellPlus Routing SKU, DellPlus, Integration Servicem OR-System Label, Optiplex.


       ALL OTHER TERMS AND CONDITIONS SHALL REMAIN UNCHANGED.

       IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Letter Agreement at the date set forth above.

       Sincerely,                                         Accepted by:
       FIRST AMERICAN COMMERCIAL BANCORP, INC.            PHARMCHEM, INC.



       By:     /S/ LORI DENNIS                            By:    /S/ DAVID A. LATTANZIO
               ---------------                                   ----------------------
       Name:   Lori Dennis                                Name:  David A. Lattanzio
       Title:  Assistant Vice President                   Title: Chief Financial Officer


                                                             By /S/ DAL DAL
                                                               -----------------
                                                             By /S/ LMD LMD
                                                               -----------------

                               EQUIPMENT SCHEDULE

                           -----------------------------------------------------
                                            EQUIPMENT SCHEDULE NO. 2
                            Under Master Lease Number 21147 dated July 25, 2001
                           -----------------------------------------------------

- 645 N. MICHIGAN AVE., SUITE 800 - CHICAGO - IL  60611
- 800-236-7474

----------------------------------------------------------------------------------------------------------------
Lessee                                                    Location of Leased Property
PHARMCHEM, INC.                                           PHARMCHEM, INC.
----------------------------------------------------------------------------------------------------------------
Street Address                                            STREET ADDRESS
4600 Beach Street                                         Various - See attached "Exhibit A"
----------------------------------------------------------------------------------------------------------------
City                     State   County        Zip Code   City                 State   County        Zip Code
Haltom City                TX     Tarrant       76137
----------------------------------------------------------------------------------------------------------------
Contact                            Telephone              Contact                         Telephone
David A. Lattanzio                 817-605-6602           David A. Lattanzio              817-605-6602
----------------------------------------------------------------------------------------------------------------

EQUIPMENT:


         PLEASE SEE "EXHIBIT A" ATTACHED HERETO AND MADE A PART HEREOF.

----------------------------------------------------------------------------------------------------------------
This Equipment Schedule is issued pursuant to the Master Lease Number 21147. All of the terms and conditions of the above referenced Master Lease are incorporated herein and made a part hereof, as if such terms and conditions were set forth in this Equipment Schedule as a separate lease with independent Authorization Dates and independent written addenda. By execution and delivery of this Equipment Schedule, the parties reaffirm all of the terms and conditions of the above referenced Master Lease.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Term (in months)        Lessee shall pay Lessor a deposit in the amount of $18,306.19   Monthly Rental Payment
                        to be applied to the last payment due under the Lease.
                        Billing is monthly
          48                                                                                  $18,306.19
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Accepted by Lessee                                        Accepted by Lessor
PHARMCHEM, INC.                                           FIRST AMERICAN COMMERCIAL BANCORP, INC.
----------------------------------------------------------------------------------------------------------------
By                                                        By
/S/ DAVID A. LATTANZIO                                    /S/ LORI DENNIS
----------------------------------------------------------------------------------------------------------------
Name                                                      Name
David A. Lattanzio                                        Lori Dennis
----------------------------------------------------------------------------------------------------------------
Title                         Date                        Title                      Date
Chief Financial Officer       July 19, 2001               Assistant Vice President   July 25, 2001
----------------------------------------------------------------------------------------------------------------

                               EQUIPMENT SCHEDULE

                           -----------------------------------------------------
                                            EQUIPMENT SCHEDULE NO. 1
                            Under Master Lease Number 21147 dated July 25, 2001
                           -----------------------------------------------------

- 645 N. MICHIGAN AVE., SUITE 800 - CHICAGO - IL  60611
- 800-236-7474

----------------------------------------------------------------------------------------------------------------
Lessee                                                    Location of Leased Property
PHARMCHEM, INC.                                           PHARMCHEM, INC.
----------------------------------------------------------------------------------------------------------------
Street Address                                            STREET ADDRESS
4600 Beach Street                                         Various - See attached "Exhibit A"
----------------------------------------------------------------------------------------------------------------
City                     State   County        Zip Code   City                 State   County        Zip Code
Haltom City                TX     Tarrant       76137     Haltom City          TX      Tarrant       76137
----------------------------------------------------------------------------------------------------------------
Contact                            Telephone              Contact                         Telephone
David A. Lattanzio                 817-605-6602           David A. Lattanzio              817-605-6602
----------------------------------------------------------------------------------------------------------------

EQUIPMENT:

        Quantity   Description                                                         Serial Number
-----------------------------------------------------------------------------------------------------------
           1       Software Implementation by Bell USA, Inc.
           1       Software Implementation by Butler International, Inc.










----------------------------------------------------------------------------------------------------------------
This Equipment Schedule is issued pursuant to the Master Lease Number 21147. All of the terms and conditions of the above referenced Master Lease are incorporated herein and made a part hereof, as if such terms and conditions were set forth in this Equipment Schedule as a separate lease with independent Authorization Dates and independent written addenda. By execution and delivery of this Equipment Schedule, the parties reaffirm all of the terms and conditions of the above referenced Master Lease.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Term (in months)        Lessee shall pay Lessor a deposit in the amount of $17,113.29   Monthly Rental Payment
                        to be applied to the last payment due under the Lease.
                        Billing is monthly
          36                                                                                  $17,113.29
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Accepted by Lessee                                        Accepted by Lessor
PHARMCHEM, INC.                                           FIRST AMERICAN COMMERCIAL BANCORP, INC.
----------------------------------------------------------------------------------------------------------------
By                                                        By
/S/ DAVID A. LATTANZIO                                    /S/ LORI DENNIS
----------------------------------------------------------------------------------------------------------------
Name                                                      Name
David A. Lattanzio                                        Lori Dennis
----------------------------------------------------------------------------------------------------------------
Title                         Date                        Title                      Date
Chief Financial Officer       July 19, 2001               Assistant Vice President   July 25, 2001
----------------------------------------------------------------------------------------------------------------

                                 PURCHASE OPTION
                                    ADDENDUM



This Addendum is supplemental to and made a part of the Master Lease No. 21147 dated July 25, 2001, and the Equipment Schedule No. 2. and the other related documents under the Master Lease and Equipment Schedule (together forming the "Agreement"). The parties to the Agreement include PHARMCHEM, INC. ("Lessee") and FIRST AMERICA COMMERCIAL BANCORP, INC. ("Lessor").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Master Lease, unless the context hereof otherwise specifically requires. This Addendum is to be construed as supplemental to, and part of, the Agreement. In the event of any inconsistency between the Master Lease and this Addendum, the terms and provisions of this Addendum shall prevail.

Notwithstanding the terms and conditions contained in the Master Lease, and to the limited extent hereof, the parties agree as follows:


PURCHASE OPTION

Upon Lessee's satisfaction of all obligations required under the Agreement, and provided that no Event of Default has occurred and is continuing, Lessee may purchase all, but not less than all, of the Equipment from Lessor for U.S. One Dollar ($1.00). Upon Lessee's satisfaction of all obligations under the Agreement, and upon payment of U.S. One Dollar ($1.00) to Lessor, Lessor shall transfer all right title and interest it may have in the Equipment to Lessee free and clear of all liens and encumbrances created by Lessor. Upon request by Lessee, Lessor shall deliver a bill of sale to Lessee, without representation or warranty, except as stated herein.










IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.


Accepted by:

--------------------------------------------------------------------------------------------------
Lessee                                             Accepted by Lessor
PHARMCHEM, INC.                                    FIRST AMERICAN COMMERCIAL BANCORP, INC.
--------------------------------------------------------------------------------------------------
By                                                 By
/S/ DAVID A. LATTANZIO                             /S/ LORI DENNIS
--------------------------------------------------------------------------------------------------
Name                                               Name
David A. Lattanzio                                 Lori Dennis
--------------------------------------------------------------------------------------------------
Title                       Date                   Title                      Date
Chief Financial Officer     July 19, 2001          Assistant Vice President   July 25, 2001
--------------------------------------------------------------------------------------------------

                               SALE AND LEASEBACK
                                    ADDENDUM

This Addendum is supplemental to and made a part of the Master Lease No. 21147 dated July 25, 2001, and the Equipment Schedule No. 2. and the other related documents under the Master Lease and Equipment Schedule (together forming the "Agreement"). The parties to the Agreement include PHARMCHEM, INC. ("Lessee") and FIRST AMERICA COMMERCIAL BANCORP, INC. ("Lessor").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Master Lease, unless the context hereof otherwise specifically requires. This Addendum is to be construed as supplemental to, and part of, the Agreement. In the event of any inconsistency between the Master Lease and this Addendum, the terms and provisions of this Addendum shall prevail.

Notwithstanding the terms and conditions contained in the Master Lease, and to the limited extent hereof, the parties agree as follows:


SALE AND LEASEBACK

Lessee wishes to sell to Lessor the Equipment referenced in the related Bill of Sale, and thereafter lease said Equipment back from Lessor according to the terms specified in the Agreement. Upon receipt of $686,304.26, or upon receipt of a credit against amounts due under the Agreement in the amount of $686,304.26, or upon receipt of any combination of the above in the total amount of $686,304.26, Lessee shall transfer to lessor, all right title and interest in and to the Equipment, free and clear of all liens and encumbrances whatsoever. Lessee shall execute any requested documentation required by Lessor, or any assignee of Lessor, to evidence such transfer of ownership and to evidence the termination of any competing or conflicting liens in or to the Equipment.

INDEMNIFICATION

Lessee shall indemnify Lessor, and any assignee of Lessor, without limitation as to cost (including, but not limited to, all court costs and reasonable attorney's fees), against: i) any costs whatsoever incurred in defending Lessor's (assignee's ownership of the Equipment, ii) any costs whatsoever incurred in defending Lessor's (assignee's) first priority security interest in and to the Equipment, and iii) any claim made by any state, local or federal agency relating to tax due in connection with Lessee's purchase of the Equipment.

PAYMENT

Upon receipt of payment for the Equipment as specified above, Lessee will pay all sums due under the Agreement to Lessor (and any assignee of Lessor) as specified under the terms of the Master Lease No. 21147, dated July 25, 2001 and Equipment Schedule No. 2, dated July 25, 2001. Payments shall be due as of the Authorization Date specified in the Agreement.


IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.

Accepted by:

--------------------------------------------------------------------------------------------------
Lessee                                             Accepted by Lessor
PHARMCHEM, INC.                                    FIRST AMERICAN COMMERCIAL BANCORP, INC.
--------------------------------------------------------------------------------------------------
By                                                 By
/S/ DAVID A. LATTANZIO                             /S/ LORI DENNIS
--------------------------------------------------------------------------------------------------
Name                                               Name
David A. Lattanzio                                 Lori Dennis
--------------------------------------------------------------------------------------------------
Title                       Date                   Title                      Date
Chief Financial Officer     July 19, 2001          Assistant Vice President   July 25, 2001
--------------------------------------------------------------------------------------------------